SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 18th, 2003

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document

99.1	November 18, 2003 news release announcing results of operations and financial condition for the third quarter and nine-month period ended November 1, 2003

Item 12.	Results of Operations and Financial Condition

On November 18, 2003, Saks Incorporated (the “Company”) issued a news release announcing the Company’s results of operations for the third quarter and the nine-month period ended November 1, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: November 18, 2003	/s/ Douglas E. Coltharp

Douglas E. Coltharp Executive Vice President and Chief Financial Officer